SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: February 28, 2007
 (Date of earliest event reported)

LANDBANK GROUP, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-52315	20-1915083
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7030 HAYVENHURST AVE, VAN NUYS, CALIFORNIA 91406
(Address of principal executive offices, including zip code)

(818) 464-1640
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

See Item 7.01 below.

Item 7.01 Regulation FD Disclosure.

On February 28, 2007, Landbank Group, Inc. issued a press release announcing its preliminary financial results for the fiscal quarter and fiscal year ended December 31, 2006 (the "Press Release"). A copy of the Press Release is furnished as Exhibit 99.1 to this report.

The information in this report shall not be deemed to be "filed"for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act", or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished pursuant to Items 2.02 and 7.01.

99.1	Press Release by Landbank Group, Inc. issued on February 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDBANK GROUP, INC.

Date: February 28, 2007	By:	/s/ John Genesi
John Genesi
Chief Financial Officer

LANDBANK GROUP, INC.
EXHIBIT INDEX TO FORM 8-K

Exhibit Number	Description
99.1	Press release by Landbank Group, Inc. issued on February 28, 2007.